Tax Status	12 Months Ended
Dec. 31, 2025
EBP 010
Tax Status
Tax Status

Note 5 - Tax Status

The Internal Revenue Service (“IRS”) has determined and informed the Company by letter dated June 29, 2017, that the Plan is designed in accordance with applicable sections of the Code. The Plan has since been amended and restated through December 31, 2025. The Company believes that the Plan is currently designed and being operated in compliance with the Code. Therefore, no provision for income taxes has been included in the Plan’s financial statements.

GAAP requires plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would be sustained upon examination by the IRS.

The plan is subject to routine audits by taxing jurisdictions, however, there are currently no audits for any tax periods in progress.